THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (the "***Amendment***") is entered into this 1st day of April, 2018 (the "***Amendment Date***"), by and between **COMMERCIAL METALS COMPANY**, a Delaware corporation ("***Employer***"), and **TRACY L. PORTER** ("***Executive***").

RECITALS:

WHEREAS, the Employer and Executive originally entered into that certain Employment Agreement (the "***Agreement***"), dated as of April 19, 2010, and further amended the Agreement as of May 27, 2015 and September 30, 2016; and

WHEREAS, the Employer and Executive desire to further amend the Agreement in recognition of Executive's promotion to the position of Executive Vice President and Chief Operating Officer of the Employer effective April 1, 2018;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein contained, it is agreed as follows:

1. **Definitions**. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Agreement, as amended, unless expressly provided otherwise in this Amendment.

2. **Amendment.** This Amendment hereby amends and restates in their entirety Sections 1. Purpose, 5. Duties and Responsibilities, 6(a) Salary, and 19. Notices of the Agreement, as amended to date, with the following revised Sections 1., 5., 6(a) and 19.:

> **1. Purpose.** The purpose of this Agreement is to formalize the terms and conditions of Executive's employment with the Employer as Executive Vice President and Chief Operating Officer effective April 1, 2018. This Agreement may only be amended by a writing signed by both Parties.
>
> **5. Duties and Responsibilities.** Upon execution of this Agreement, Executive shall diligently render his services to the Employer as Executive Vice President and Chief Operating Officer in accordance with the Employer's directives, and shall use his best efforts and good faith in accomplishing such directives. Executive shall report directly to the President and Chief Executive Officer of the Employer. Executive agrees to devote his full-time efforts, abilities, and attention (defined to mean not normally less than forty (40) hours/week) to the business of the Employer, and shall not engage in any activities which will interfere with such efforts.
>
> **6. a. Salary**. Executive shall receive an annual base salary of not less than $700,000.00 during the term of this Agreement. This salary may be increased at the sole discretion of Employer, and may not be decreased without Executive's written consent. Notwithstanding the foregoing, Executive may voluntarily decrease his salary at any time.
>
> **19. Notices.** All notices pursuant to this Agreement shall be in writing and sent certified mail, return receipt requested, addressed as follows:

Executive:

Tracy L. Porter
[redacted]

Employer:

Commercial Metals Company
Attention: General Counsel
6565 North MacArthur Blvd.,
Suite 800
Irving, Texas 75039
Fax: 214.689.4326

3. **No Other Modifications**. Except as otherwise provided herein, all other terms and provisions of the Agreement shall remain in full force and effect, unmodified by this Amendment.

4. **Binding Agreement**. The provisions of this Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the Parties.

5. **Authority**. The Parties represent and warrant that they have the requisite authority to bind the party on whose behalf they are signing.

6. **Counterparts**. This Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment. Either party may deliver its signature to the other via facsimile, or electronic (PDF) transmission, and any signature so delivered shall be binding on the delivering Party.

7. **Voluntary Amendment**. The Parties have read this Amendment, and on the advice of counsel they have freely and voluntarily entered into this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the Amendment Date as defined above.

EXECUTIVE:

____
TRACY L. PORTER

EMPLOYER:

COMMERCIAL METALS COMPANY

By: ______________________________
Barbara R. Smith
President and Chief Executive Officer